UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:	811-23037

Exact name of registrant as specified in charter:	abrdn World Healthcare Fund

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn World Healthcare Fund (THW)
Semi-Annual Report
March 31, 2026
aberdeeninvestments.com

Distribution Plan  (unaudited)

The Board of Trustees (the "Board") of the abrdn World Healthcare Fund (the "Fund") has authorized a stable distribution policy ("SDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.1167 per share. The SDP is subject to regular review by the Board. The SDP seeks to provide investors with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's SDP exemptive order. The Fund's Board may amend or terminate the SDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the SDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's SDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each monthly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year,
September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month-to-month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced October 1, 2025 through the distributions declared on May 11, 2026 consisted of 59% net realized short-term capital gains and 41% net realized long-term capital gains.

abrdn World Healthcare Fund

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn World Healthcare Fund (the “Fund”), for the six-month period ended March 31, 2026. The Fund’s investment objective is to seek current income and long-term capital appreciation.
Total Investment Return1
For the six-month period ended March 31, 2026, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	-0.86%
Market Price[2]	-2.09%
80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index[4]	5.55%
For more information about Fund performance, please visit the Fund on the web at www.aberdeenthw.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2026	$11.91	$11.67	-2.02%
9/30/2025	$12.71	$12.60	-0.87%
During the six-month period ended March 31, 2026, the Fund’s NAV was within a range of $11.44 to $13.50 and the Fund’s market price traded within a range of $11.26 to $13.17. During the six-month period ended March 31, 2026, the Fund’s shares traded within a range of a premium(+)/discount(-) of -5.63% to 1.82%.
Stable Distribution Policy
The Fund has a stable distribution policy (the "Policy") that provides for monthly distributions at a rate set by the Board of Trustees (the "Board"). Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. This Policy will be subject to regular review by the Board. The distributions will be made from current income and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On April 10, 2026 and May 11, 2026, the Fund announced that it will pay on April 30, 2026 and May 29, 2026 a distribution of $0.1167 per share to all shareholders of record as of April 22, 2026 and May 21, 2026, respectively.
Distributions to common shareholders for the six-month period ended March 31, 2026 totaled $0.7002 per share. Based on the market price of $11.67 on March 31, 2026, the annualized distribution rate was 12.00%. Based on the NAV of $11.91 on March 31, 2026, the annualized distribution rate was 11.76%.
The Fund is covered under exemptive relief received by the Fund’sinvestment manager from the U.S. Securities and ExchangeCommission (“SEC”) that allows the Fund to distribute capital gainsas frequently as monthly in any one taxable year.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	S&P Global 1200 Healthcare Index consists of all members of the S&P Global 1200 that are classified with the GICS® Health Care Sector. S&P 500® Health Care Corporate Bond Index, a subindex of the S&P 500 Bond Index, seeks to measure the performance of the U.S. corporate debt issued by constituents in the health care sector of the S&P 500. The S&P 500 Bond Index is designed to be a corporate-bond counterpart to the S&P 500. The S&P Composite 1500 Health Care REITs Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS Health Care REITS industry. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn World Healthcare Fund	1

Letter to Shareholders  (unaudited)  (concluded)

Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial advisor or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 12% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended March 31, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenthw.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeenthw.com.
Contact Us:
•	Visit: www.aberdeenthw.com
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn World Healthcare Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended March 31, 2026.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-0.86%	19.79%	10.10%	6.50%	8.21%
Market Price	-2.09%	13.92%	6.36%	5.99%	9.11%
80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index	5.55%	5.39%	6.47%	5.37%	8.24%
S&P Global 1200 Healthcare Index	6.40%	4.55%	5.78%	5.81%	9.01%
Performance of a $10,000 Investment (as of March 31, 2026)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of March 31, 2026. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenthw.com or by calling 800-522-5465.
The annualized gross operating expense ratio based on the six-month period ended March 31, 2026 was 2.57%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended March 31, 2026, was 1.39%.
abrdn World Healthcare Fund	3

Portfolio Composition  (as a percentage of net assets unless otherwise noted) (unaudited)
As of March 31, 2026

Asset Allocation
Common Stocks	104.6%
Non-Convertible Notes	11.4%
Convertible Preferred Stocks	5.2%
Warrants	2.7%
Milestone Interest	0.3%
Short-Term Investments	0.2%
Liabilities in Excess of Other Assets	(24.4%)
100.0%

Industries
Pharmaceuticals	41.0%
Biotechnology	33.9%
Health Care Equipment & Supplies	20.5%
Life Sciences Tools & Services	13.2%
Health Care Providers & Services	7.8%
Health Care REITs	7.2%
Financial Services	0.5%
Health Care Technology	0.1%
Short-Term Investments	0.2%
Liabilities in Excess of Other Assets	(24.4%)
100.0%

Top Ten Holdings
AstraZeneca PLC	6.7%
Abivax SA, ADR	5.2%
Sanofi SA, ADR	4.6%
uniQure NV	4.3%
Novo Nordisk AS, ADR	3.7%
Merck & Co., Inc.	3.5%
Abbott Laboratories	3.2%
Danaher Corp.	2.8%
Intuitive Surgical, Inc.	2.8%
Medtronic PLC	2.7%

4	abrdn World Healthcare Fund

Portfolio Composition  (as a percentage of net assets unless otherwise noted) (unaudited)  (concluded)
As of March 31, 2026

Countries
United States	67.2%
United States (with substantial ex-U.S. revenue)	16.1%
United Kingdom	10.6%
Netherlands	10.3%
France	6.2%
Denmark	4.1%
Switzerland	4.0%
China	1.8%
Israel	1.2%
Germany	1.2%
Italy	0.9%
Belgium	0.6%
Canada	-
Ireland	-
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(24.4%)
100.0%

Countries	Percentage of Managed Assets
United States	53.7%
United States (with substantial ex-U.S. revenue)	12.9%
United Kingdom	8.5%
Netherlands	8.3%
France	5.0%
Denmark	3.2%
Switzerland	3.2%
China	1.4%
Israel	1.0%
Germany	1.0%
Italy	0.7%
Belgium	0.5%
Canada	0.0%
Ireland	0.0%
Short-Term Investment	0.2%
Assets in Excess of Other Liabilities	0.4%
100.0%

abrdn World Healthcare Fund	5

Portfolio of Investments (unaudited)
As of March 31, 2026

Shares or Principal Amount		Value
NON-CONVERTIBLE NOTES—11.4%
UNITED KINGDOM—0.2%
GlaxoSmithKline Capital PLC, 3.38%, 06/01/2029	$ 1,000,000	$ 973,258
UNITED STATES—11.2%
Abbott Laboratories, 4.75%, 11/30/2036	5,652,000	5,552,626
AbbVie, Inc., 4.45%, 05/14/2046	1,705,000	1,463,572
AbbVie, Inc., 4.50%, 05/14/2035	3,200,000	3,094,684
Cigna Group, 2.38%, 03/15/2031	3,200,000	2,875,172
CVS Health Corp., 1.88%, 02/28/2031	2,448,000	2,137,278
DH Europe Finance II SARL, 3.25%, 11/15/2039	985,000	790,786
Elevance Health, Inc., 2.55%, 03/15/2031	3,200,000	2,887,665
Johnson & Johnson, 3.70%, 03/01/2046	5,470,000	4,345,724
Mallinckrodt CB LLC, 10.00%, 06/15/2029(a),(b),(c)	997,897	–
Medtronic, Inc., 4.38%, 03/15/2035	1,675,000	1,618,927
Pfizer, Inc., 3.45%, 03/15/2029	5,300,000	5,209,998
Pfizer, Inc., 4.00%, 12/15/2036	1,800,000	1,657,778
Roche Holdings, Inc., 2.08%, 12/13/2031(a)	3,600,000	3,167,501
Sanofi SA, 3.63%, 06/19/2028	2,600,000	2,572,166
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	35,000	34,837
Thermo Fisher Scientific, Inc., 5.40%, 08/10/2043	3,500,000	3,459,682
UnitedHealth Group, Inc., 3.88%, 12/15/2028	2,560,000	2,534,850
UnitedHealth Group, Inc., 4.20%, 05/15/2032	6,060,000	5,904,130
Zimmer Biomet Holdings, Inc., 4.25%, 08/15/2035	5,000,000	4,623,653
		53,931,029
Total Non-Convertible Notes		54,904,287
CONVERTIBLE PREFERRED STOCKS(c),(d),(e)—5.2%
IRELAND—0.0%
Priothera Co. Ltd. Series A, 6.00%	194,134	23
UNITED STATES—5.2%
Alpha-9 Oncology, Inc. Series C	2,871,748	5,000,000
Atalanta Therapeutics, Inc. Series B	1,055,555	950,000
Crystalys Therapeutics, Inc. Series A	1,329,540	1,332,000
Endeavor Group Holdings, Inc. Series B, 8.00%	424,079	1,999,999
Endeavor Group Holdings, Inc. Series C, 8.00%	78,308	510,928
Engrail Therapeutics, Inc. , 8.00%	897,073	534,745
IO Light Holdings, Inc. Series A2	101,839	10
Radiant Biotherapeutics, Inc. (f)	1,147,236	4,999,999
VeraDermics, Inc. Series C	148,342	9,367,797
		24,695,478
Total Convertible Preferred Stocks		24,695,501
	Shares	Value
COMMON STOCKS—104.6%
BELGIUM—0.6%
AgomAb Therapeutics NV, ADR(d)	275,000	$ 2,884,750
CANADA—0.0%
Fusion Pharmaceuticals, Inc. CVR(c),(d),(e)	3,689	5,091
	Shares	Value

CHINA(d)—1.8%
WuXi XDC Cayman, Inc.	553,000	$ 4,194,534
Zai Lab Ltd., ADR	237,739	4,471,871
		8,666,405
DENMARK—4.1%
Ascendis Pharma AS, ADR(d)	8,031	1,836,931
Novo Nordisk AS, ADR	481,520	17,695,860
		19,532,791
FRANCE(d)—6.2%
Abivax SA	37,000	4,108,338
Abivax SA, ADR	223,613	24,899,307
OSE Immuno	275,416	1,006,590
		30,014,235
GERMANY—1.2%
Immatics NV(d)	581,979	5,726,673
ISRAEL(d)—1.2%
InspireMD, Inc.	610,460	995,050
Quoin Pharmaceuticals Ltd., ADR	40,400	266,640
Teva Pharmaceutical Industries Ltd., ADR	150,783	4,541,584
		5,803,274
ITALY—0.9%
DiaSorin SpA	60,093	4,210,286
NETHERLANDS(d)—10.3%
Argenx SE, ADR	17,335	12,658,884
Newamsterdam Pharma Co. NV	337,911	10,816,531
ProQR Therapeutics NV	3,316,965	5,373,483
uniQure NV	1,272,580	20,806,683
		49,655,581
SWITZERLAND—4.0%
Lonza Group AG	14,055	9,016,540
Oculis Holding AG(d)	355,412	9,450,405
Sandoz Group AG, ADR	7,614	595,415
		19,062,360
UNITED KINGDOM—10.4%
AstraZeneca PLC	164,186	32,380,763
Diaceutics PLC(d)	1,686,064	3,358,671
OXB(d)	1,425,679	10,469,354
Oxford Nanopore Technologies PLC(d)	2,677,179	3,960,839
		50,169,627
UNITED STATES—63.9%
Abbott Laboratories	151,889	15,594,444
AbbVie, Inc.	57,710	12,551,348
Alcon AG	72,677	5,493,670
Alcon AG	102,357	7,712,600
Becton Dickinson & Co.	28,302	4,449,923
Boston Scientific Corp.(d)	101,149	6,347,100
Bristol-Myers Squibb Co.	67,225	4,077,196
CareDx, Inc.(d)	168,522	2,925,542
Charles River Laboratories International, Inc.(d)	27,287	4,707,008
CVS Health Corp.	73,061	5,247,241
Danaher Corp.	70,934	13,449,086
Dexcom, Inc.(d)	42,251	2,653,363
Disc Medicine, Inc.(d)	62,856	4,019,013
Diversified Healthcare Trust, REIT	63,841	423,904
Elevance Health, Inc.	9,197	2,692,422
GeneDx Holdings Corp.(d)	36,100	2,318,342
HCA Healthcare, Inc.	2,937	1,389,906

6	abrdn World Healthcare Fund

Portfolio of Investments (unaudited)  (continued)
As of March 31, 2026

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Healthcare Realty Trust, Inc., REIT	184,265	$ 3,130,662
Healthpeak Properties, Inc., REIT	272,926	4,484,174
Humana, Inc.	18,449	3,198,872
ICON PLC(d)	30,658	3,392,614
Immunic, Inc.(d)	476,254	528,642
Inspire Medical Systems, Inc.(d)	85,334	4,401,528
Insulet Corp.(d)	25,683	5,389,321
Intuitive Surgical, Inc.(d)	28,810	13,281,122
IQVIA Holdings, Inc.(d)	25,004	4,264,182
Jazz Pharmaceuticals PLC(d)	20,025	3,785,726
LivaNova PLC(d)	25,850	1,643,026
LTC Properties, Inc., REIT	45,954	1,707,651
Maze Therapeutics, Inc.(d)	59,817	1,785,537
McKesson Corp.	2,165	1,873,504
Medtronic PLC	148,872	12,899,759
Merck & Co., Inc.	140,812	16,938,275
Molina Healthcare, Inc.(d)	11,282	1,503,891
National Health Investors, Inc., REIT	4,442	359,180
Omega Healthcare Investors, Inc., REIT	71,075	3,114,507
Perceptive Capital Solutions Corp.(d)	223,118	2,447,604
Praxis Precision Medicines, Inc.(d)	35,693	11,499,928
Precision BioSciences, Inc.(d)	1,144,208	6,293,144
Renalytix PLC(a),(d),(e)	17,802,728	494,838
Roche Holding AG, ADR	254,340	12,643,241
Sabra Health Care REIT, Inc.	136,559	2,626,030
Sanofi SA, ADR	457,921	22,062,634
SpyGlass Pharma, Inc.(d)	41,379	1,072,130
Structure Therapeutics, Inc., ADR(d)	106,056	5,111,899
Stryker Corp.	7,083	2,327,403
Thermo Fisher Scientific, Inc.	24,469	12,027,248
UnitedHealth Group, Inc.	11,300	3,057,667
Ventas, Inc., REIT	121,317	9,921,304
VeraDermics, Inc.(d)	200,446	12,658,165
Waters Corp.(d)	4,339	1,292,154
Welltower, Inc., REIT	43,157	8,532,570
Zoetis, Inc.	77,231	9,129,477
		306,931,717
Total Common Stocks		502,662,790
WARRANTS(d)—2.7%
UNITED STATES—2.7%
Immunic, Inc.	3,108,929	3,450,911
Immunic, Inc., Series B, (expiration date 6/30/2030, exercise price $0.75)(c)	3,108,929	2,257,704
	Shares	Value

Precision BioSciences, Inc., (expiration date 11/11/2030, exercise price $7.25)(c)	396,233	$ 1,216,792
Immunic, Inc.	3,887,933	4,315,606
Immunic, Inc., Series C, (expiration date 1/31/2027, exercise price $0.87)(c)	3,887,933	1,886,425
Total United States		13,127,438
Total Warrants		13,127,438
SHORT-TERM INVESTMENT—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(g)	951,048	951,048
Total Short-Term Investment		951,048
Total Investments Before Milestone Interests—124.1% (Cost $522,807,618)		596,341,064
	Interest
MILESTONE INTEREST 0.3%
Amolyt Milestone Interest(c),(d),(e)	1	$ 1,562,852
Total Milestone Interest		1,562,852
Total Investments 124.4%—(Cost $523,786,113)(h)		597,903,916
Long Term Debt Securities—(25.0%)		(120,000,000)
Liabilities in Excess of Other Assets—0.6%		2,700,361
Net Assets—100.0%		$480,604,277

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Restricted security.
(f)	Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $4,999,999).
(g)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of March 31, 2026.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
CVR	Contingent Value Right
DAC	Designated Activity Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

As of March 31, 2026, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
04/14/2026	Royal Bank of Canada	USD	398,332	AUD	568,315	$392,050	$6,282
abrdn World Healthcare Fund	7

Portfolio of Investments (unaudited)  (concluded)
As of March 31, 2026

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
04/14/2026	Royal Bank of Canada	USD	26,901,500	GBP	20,174,368	$26,702,239	$199,261
United States Dollar/Danish Krone
04/14/2026	Morgan Stanley & Co.	USD	18,816,803	DKK	121,150,489	18,746,404	70,399
United States Dollar/Euro
04/14/2026	Morgan Stanley & Co.	USD	18,583,580	EUR	16,024,099	18,531,931	51,649
United States Dollar/Hong Kong Dollar
04/14/2026	Standard Chartered Bank	USD	4,425,663	HKD	34,545,284	4,408,625	17,038
United States Dollar/Israeli Shekel
04/14/2026	Morgan Stanley & Co.	USD	1,444,177	ILS	4,457,647	1,418,566	25,611
United States Dollar/Swiss Franc
04/14/2026	Standard Chartered Bank	USD	23,407,821	CHF	18,219,803	22,816,285	591,536
Total						$93,016,100	$961,776

See accompanying Notes to Financial Statements.
8	abrdn World Healthcare Fund

Statement of Assets and Liabilities  (unaudited)
As of March 31, 2026

Assets
Investments in unaffiliated issuers, at value (cost $516,847,816)	$ 590,390,017
Investments in affiliated issuers, at value (cost $5,008,754)	4,999,999
Short-term investment, at value (cost $951,048)	951,048
Milestone interests, at value (cost $978,495)	1,562,852
Foreign currency, at value (cost $342)	341
Interest and dividends receivable	1,556,160
Unrealized appreciation on forward foreign currency exchange contracts	961,776
Tax reclaim receivable	1,647,293
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	220,316
Prepaid expenses in connection with bank loan	9,844
Prepaid expenses	146,996
Total assets	602,446,642
Liabilities
Revolving Credit Facility payable (Note 9)	120,000,000
Interest payable on Revolving Credit Facility	1,104,343
Investment advisory fees payable (Note 3)	515,759
Trustee fees payable	34,995
Investor relations fees payable (Note 3)	27,415
Payable for investments purchased	19,369
Administration fees payable	4,545
Other accrued expenses	135,939
Total liabilities	121,842,365
Commitments and Contingencies (Notes 8 & 11)

Net Assets	$480,604,277
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 403,449
Paid-in capital in excess of par	458,702,447
Distributable earnings	21,498,381
Net Assets	$480,604,277
Net asset value per share based on 40,344,913 shares issued and outstanding	$11.91

See accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	9

Statement of Operations  (unaudited)
For the Six-Month Period Ended March 31, 2026

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $148,720)	$ 3,661,834
Interest and amortization of discount and premium and other income	1,460,819
Total investment income	5,122,653
Expenses:
Investment advisory fee (Note 3)	3,201,400
Trustees' fees and expenses	70,182
Independent auditors’ fees and tax expenses	59,719
Investor relations fees and expenses (Note 3)	55,546
Legal fees and expenses	52,775
Reports to shareholders and proxy solicitation	52,221
Custodian’s fees and expenses	27,243
Administration fee	11,639
Insurance expense	10,266
Transfer agent’s fees and expenses	8,515
Bank loan fees and expenses	473
Miscellaneous	69,326
Total operating expenses, excluding interest expense	3,619,305
Interest expense (Note 9)	3,071,354
Total expenses	6,690,659

Net Investment Loss	(1,568,006)
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments	26,247,766
Written options	297,489
Foreign currency transactions	1,060,237
27,605,492
Net change in unrealized appreciation/depreciation on:
Investments	(30,687,969)
Milestone interests	22,016
Written options	(7,317)
Forward foreign currency exchange contracts	514,694
Foreign currency translation	(5,492)
(30,164,068)
Net realized and unrealized gain from investments, milestone interests, written options, forward foreign currency exchange and foreign currencies	(2,558,576)
Change in Net Assets Resulting from Operations	$(4,126,582)

See accompanying Notes to Financial Statements.
10	abrdn World Healthcare Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2026 (unaudited)	For the Year Ended September 30, 2025
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(1,568,006)	$(2,398,358)
Net realized gain/(loss) from investments, written options, forward foreign currency exchange contracts and foreign currency transactions	27,605,492	(4,740,061)
Net change in unrealized appreciation/depreciation investments, milestone interests, written options, forward foreign currency exchange and foreign currency translations	(30,164,068)	62,525,955
Net increase/(decrease) in net assets resulting from operations	(4,126,582)	55,387,536
Distributions to Shareholders From:
Distributable earnings	(28,238,650)	(32,125,357)
Return of capital	–	(23,423,039)
Net decrease in net assets from distributions	(28,238,650)	(55,548,396)
Proceeds from at-the-market offering resulting in the issuance of 0 and 1,573,431 shares of common stock, respectively (Note 5)	–	18,318,644
Expenses in connection with the at-the-market stock offering (Note 5)	–	(36,365)
Reinvestment of dividends resulting in the issuance of 35,711 and 282,308 shares of common stock, respectively	466,276	3,205,012
Change in net assets from capital transactions	466,276	21,487,291
Change in net assets	(31,898,956)	21,326,431
Net Assets:
Beginning of period	512,503,233	491,176,802
End of period	$480,604,277	$512,503,233
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	11

Statement of Cash Flows  (unaudited)
For the Six-Month Period Ended  March 31, 2026

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ (4,126,582)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(217,790,442)
Investments sold and principal repayments	242,961,699
Proceeds from option contracts written	70,536
Net change in short-term investments	3,552,370
Net amortization/accretion of premium/(discount)	(104,506)
Increase in interest, dividends and other receivables	(657,178)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(514,694)
Increase in prepaid expenses	(70,077)
Decrease in interest payable on Revolving Credit Facility	(167,120)
Increase in accrued investment advisory fees payable	19,790
Decrease in other accrued expenses	(21,888)
Net change in unrealized depreciation of investments, options and milestone interests	30,673,270
Net change in unrealized depreciation on foreign currency translation	5,492
Net realized gain on investments transactions and options	(26,545,255)
Net cash provided by operating activities	27,285,415
Cash flows from financing activities:
Distributions paid to shareholders	(27,772,374)
Net cash used in financing activities	(27,772,374)
Effect of exchange rate on cash	(922)
Net change in cash	(487,881)
Unrestricted and restricted cash and foreign currency, beginning of period	488,222
Unrestricted and restricted cash and foreign currency, end of period	$341
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$3,238,474

See accompanying Notes to Financial Statements.
12	abrdn World Healthcare Fund

Financial Highlights

	For the Six-Month Period Ended March 31,	For the Fiscal Years Ended September 30,
	2026 (unaudited)	2025	2024 (a)	2023	2022 (b)	2021 (b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$12.71	$12.77	$11.73	$12.11	$15.18	$14.14
Net investment income/(loss)(c)	(0.04)	(0.06)	(0.06)	(0.04)	0.05	0.08
Net realized and unrealized gains/(losses) on investments, written options and foreign currency transactions	(0.06)	1.40	2.50	1.05	(1.72)	2.36
Total from investment operations applicable to common shareholders	(0.10)	1.34	2.44	1.01	(1.67)	2.44
Distributions to common shareholders from:
Net investment income	(0.70)	(0.81)	(0.12)	–	(0.33)	(0.14)
Net realized gains	–	–	(0.04)	(0.82)	(0.50)	–
Return of capital	–	(0.59)	(1.24)	(0.58)	(0.57)	(1.26)
Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Capital Share Transactions:
Impact of shelf offering	–	–	–(d)	0.01	–	–
Net asset value per common share, end of period	$11.91	$12.71	$12.77	$11.73	$12.11	$15.18
Market price, end of period	$11.67	$12.60	$13.27	$11.72	$12.86	$16.45
Total Investment Return Based on(e):
Market price	(2.09%)	7.31%	26.94%	1.70%	(13.65%)	26.00%
Net asset value	(0.86%)	12.49%(f)	22.05%	8.09%	(11.94%)	17.91%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$480,604	$512,503	$491,177	$447,118	$454,343	$565,682
Average net assets applicable to common shareholders (000 omitted)	$522,039	$448,475	$467,184	$482,033	$531,805	$508,230
Gross operating expenses	2.57%(g)	3.00%	3.20%	2.99%	1.91%	1.74%
Net operating expenses, net of fee waivers and excluding interest expense	1.39%(g)	1.46%	1.50%	1.54%	1.53%	1.51%
Net Investment income (loss)	(0.60%)(g)	(0.53%)	(0.49%)	(0.34%)	0.37%	0.53%
Portfolio turnover	34%(h)	45%	40%	40%	44%	69%
Senior securities:
Senior securities (loan facility) outstanding (000 omitted)	$120,000	$120,000	$120,000	$120,000	$120,000	$120,000
Asset coverage per $1000 on senior securities at period end(i)	$5,005	$5,271	$5,093	$4,726	$4,786	$5,714

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC. Members of the portfolio management team from Tekla joined abrdn Inc., and continue to manage the Fund.
See accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	13

Financial Highlights  (concluded)

(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(f)	The total return shown includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Annualized.
(h)	Not annualized.
(i)	Asset coverage per $1,000 is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any senior securities, which includes the revolving credit facility and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
14	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)
March 31, 2026

1.  Organization
abrdn World Healthcare Fund (the "Fund") is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund invests primarily in equity and debt securities of public and private U.S. and non-U.S. companies believed by the Fund’s investment adviser, abrdn Inc. (the "Adviser" or "Aberdeen") to have significant potential for above-average growth.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Aberdeen as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable and the Fund's investments in securities of early and/or later stage financing of privately held companies ("Venture Capital Securities").
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange

abrdn World Healthcare Fund	15

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily.
The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The unobservable inputs disclosed represent the inputs that had the most significant impact on the determination of fair value and reflect management’s assessment of the key assumptions used in the

16	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

valuation of the security. These inputs were selected after consideration of a range of available information relevant to the issuer and the security, including information obtained from the issuer (such as analysis of financial statements, products, intended markets, or technologies), and other factors deemed relevant to the valuation. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of March 31, 2026 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$461,204,138	$41,453,561	$5,091	$502,662,790
Non-Convertible Notes	–	54,904,287	–	54,904,287
Convertible Preferred Stocks	–	–	24,695,501	24,695,501
Warrants	–	7,766,517	5,360,921	13,127,438
Milestone Interest	–	–	1,562,852	1,562,852
Short-Term Investment	951,048	–	–	951,048
Total Investments	$462,155,186	$104,124,365	$31,624,365	$597,903,916
Other Financial Instruments
Foreign Currency Exchange Contracts		$961,776	$–	$961,776
Total Investment Assets	$462,155,186	$105,086,141	$31,624,365	$598,865,692

abrdn World Healthcare Fund	17

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

Rollforward of Level 3 Fair Value Measurements For the Six Months Ended March 31, 2026
Investments in Securities	Balance as of September 30, 2025	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases and conversions	Net Sales and conversions	Balance as of March 31, 2026	Net Change in Unrealized Appreciation/ Depreciation from Investments Held at March 31, 2026
Common Stocks
Canada	$5,091	$–	$–	$–	$5,091	$-
Convertible Note
United States	–	–	–	–	-	-
Convertible Preferred Stocks
France	183,276	45,119	–	(228,395)	-	2,959,498
Ireland	23	(6,783)	6,783	–	23	(6,783)
United States	16,692,936	6,097,138	1,905,404	–	24,695,478	6,097,138
Milestone Interest
United States	1,540,836	22,016	–	–	1,562,852	22,016
Warrants
United States	1,426,709	3,934,212	–	–	5,360,921	3,934,212
Total	$19,848,871	$10,091,702	$1,912,187	$(228,395)	$31,624,365	$13,006,081

Description	Fair Value at March 31, 2026	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if Input value increases then Fair Value:
Common Stocks	$5,091	Income approach	Probability of events Timing of events	46.00% 3.41 years	46.00% 3.41 years	Increases Decreases
Convertible Preferred Stocks	$24,695,501	Market approach	Transaction Price(a)	N/A	N/A	Increases
Milestone Interests	$1,562,852	Income approach	Discount rate Probability of events Timing of events	3.42% 81.00% 1.00 year	3.42% 81.00% 1.00 year	Decreases Increases Decreases
Warrants	$5,360,921	Income approach	Discount Rate Implied market volatility Timing of events Marketability Discount	3.74% - 3.94% 0.48% - 0.82% 0.25 - 4.68 years 0.30%	3.85% 0.55% 3.11 years 0.30%	Decreases Decreases Decreases Decreases
Total	$31,624,365
Amounts listed as “–” are $0 or round to $0.
(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
The Fund may incur certain costs in connection with the disposition of the above securities.
18	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

Weighted averages for unobservable inputs, including timing of cash flows, discount rates, and probabilities of achievement, are calculated by weighting each input based on the relative fair value of the associated projected cash flows or milestones. Accordingly, the weighted averages reflect the relative significance of each input to the overall fair value measurement, rather than a simple arithmetic average. Significant changes in these unobservable inputs, individually or in combination, could result in a significantly higher or lower fair value measurement.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.

abrdn World Healthcare Fund	19

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Options
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price, or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of March 31, 2026:
	Risk Exposure Category
	Foreign Currency Contracts	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$961,776	$961,776
Total	$961,776	$961,776
20	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of March 31, 2026 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Morgan Stanley & Co.	$147,659	$–	$–	$147,659	$–	$–	$–	$–
Royal Bank of Canada	205,543	–	–	205,543	–	–	–	–
Standard Chartered Bank	608,574	–	–	608,574	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the six-month period ended March 31, 2026:
	Risk Exposure Category
	Foreign Currency Contracts	Equity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Written Options	$–	$297,489	$297,489
Total	$–	$297,489	$297,489
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$514,694	$–	$514,694
Written Options	–	(7,317)	(7,317)
Total	$514,694	$(7,317)	$507,377
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended March 31, 2026. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended March 31, 2026.
Derivative	Average Monthly Notional Value
Written Options Contracts	$35,268
Foreign Currency Contracts Purchased	$6,856,439
Foreign Currency Contracts Sold	$103,241,993
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Fund's

abrdn World Healthcare Fund	21

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available.
g.  Distributions:
The Fund has a stable distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a monthly basis. The stable distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2025 are subject to such review.
i.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Amolyt Pharma SAS principal product candidate as of the date of the sale.
The following is a summary of the impact of the milestone interests on the financial statements as of and for the six-month period ended March 31, 2026:
Statement of Assets and Liabilities, Milestone interests, at value	$1,562,852
Statement of Assets and Liabilities, Total distributable earnings	$584,357
Statement of Operations, Change in unrealized appreciation/depreciation	$22,016
3.  Agreements and Transactions with Affiliates
a.  Investment Advisory and Other Affiliated Fees
Aberdeen serves as the Fund’s Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. Aberdeen also provides administration services under the same agreement. The Adviser is a wholly-owned indirect subsidiary of Aberdeen Group plc. In rendering management services, the Adviser may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee, computed and paid monthly, at an annual rate of 1.00% of the average daily value of the Fund’s Managed Assets. Managed Assets means the total assets of the Fund minus the Fund’s liabilities other than the loan payable. For the six-month period ended March 31, 2026, the Fund paid the Adviser $3,201,400.
Effective upon the close of business on October 27, 2023, the Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.51% of the average daily net assets of the Fund on an annualized basis for two years (the “Expense Limitation Agreement”). The Expense Limitation Agreement terminated on October 27, 2025. During the six-month period ended March 31, 2026, the Adviser did not waive any of the Fund's expenses pursuant to the Expense Limitation Agreement.
b.  Investor Relations:
Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, Aberdeen is compensated to provide and may pay third parties to provide investor relations services to the Fund and certain other funds advised by Aberdeen or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor

22	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by Aberdeen so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by Aberdeen.
Pursuant to the terms of the Investor Relations Services Agreement, Aberdeen (or third parties engaged by Aberdeen), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended March 31, 2026, the Fund incurred investor relations fees of approximately $55,546. For the six-month period ended March 31, 2026, Aberdeen did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2026, were $215,803,193 and $242,848,789, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of March 31, 2026, there were 40,344,913 shares of common stock issued and outstanding.
The Fund has a registration statement on file with the SEC, initially effective on December 6, 2022, authorizing the Fund to issue shares through an At-the-Market Offering ("ATM") having an aggregate value of up to $150,000,000. The offering costs associated with the Fund’s ATM offering are approximately $249,181 of which $36,365 were charged to paid-in-capital upon the issuance of associated shares and $220,316 remains in prepaid expenses. On December 14, 2022, the Fund entered into a distribution agreement with Foreside Fund Services, LLC ("Foreside"), pursuant to which the Fund may offer and sell up to $150,000,000 of shares from time to time, through Foreside as its agent, in transactions deemed to be at the market as defined in Rule 415 under the 1933 Act, as amended (the "Offering"). Under the Distribution Agreement, Foreside may enter into sub-placement agent agreements with one or more selected dealers. Foreside has entered into a sub-placement agent agreement, dated December 14, 2022 (the "Sub-Placement Agent Agreement"), with UBS Securities LLC ("UBS") relating to the shares to be offered under the Distribution Agreement. During the six-month period ended on March 31, 2026, there were no shares sold in connection with the ATM offering.
6.  Other Transactions with Affiliates
An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six-month period ended March 31, 2026 were as follows:
	Value at September 30, 2025	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at March 31, 2026	Shares held at March 31, 2026	Principal Amount at March 31, 2026	Dividend Income	Capital Gains Distributions
Radiant Biotherapeutics, Inc.	$4,999,999	$–	$–	$–	$–	$4,999,999	1,147,236	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
7.  Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 12% of its outstanding common shares in the fiscal year, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund
abrdn World Healthcare Fund	23

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

reports repurchase activity on its website on a monthly basis. For the six-month period ended March 31, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
8.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities currently comprise 10% or less of Managed Assets. The value of these securities represented 3.62% of the Fund’s Managed Assets at March 31, 2026.
The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at March 31, 2026. The Fund on its own does not have the right to demand that such securities be registered.
Security	Acquisition Date	Unfunded Commitment	Cost	Carrying Value per Unit	Fair Value as of March 31, 2026
Alpha-9 Oncology, Inc., Series C — Convertible Preferred Stock	10/1/24	$0	$5,032,962	$1.74	$5,000,000
Amolyt Milestone Interest	7/12/24	0	978,495	159.72	1,562,852
Atalanta Therapeutics, Inc., Series B — Convertible Preferred Stock	10/1/24	950,000	1,900,900	0.90	950,000
Crystalys Therapeutics, Inc., Series A — Convertible Preferred Stock	6/23/25	887,997	1,333,037	1.00	1,332,000
Endeavor Group Holdings, Inc., Series B — Convertible Preferred Stock	0/21/22	0	2,004,284	4.72	1,999,999
Endeavor Group Holdings, Inc., Series C — Convertible Preferred Stock	4/19/24	0	511,261	6.52	510,928
Engrail Therapeutics, Inc. — Convertible Preferred Stock	3/14/24	0	950,598	0.60	534,745
Fusion Pharmaceuticals, Inc. CVR		0	2,029	1.38	5,091
IO Light Holdings, Inc., Series A2 — Convertible Preferred Stock	4/30/20, 5/17/21, 9/15/21	0	337,144	0.00	10
Priothera Co. Ltd., Series A — Convertible Preferred Stock	10/7/20	346,455	2,276,172	0.00	22
Radiant Biotherapeutics, Inc. — Convertible Preferred Stock	8/27/24	0	5,008,754	4.36	4,999,999
Renalytix PLC — Common Stock	9/29/25, 9/30/25	0	2,176,504	0.03	494,838
VeraDermics, Inc., Series C — Convertible Preferred Stock		0	1,904,470	63.15	9,367,797
Total		$2,184,452	$24,416,610		$26,758,281
9.  Revolving Credit Facility
The Fund maintains a Revolving Credit Facility with the Bank of Nova Scotia, which was amended on January 23, 2026 to extend the scheduled commitment termination date to January 22, 2027 with a committed facility amount of $125,000,000 ("Revolving Credit Facility”).
As of March 31, 2026, the Fund had drawn down $120,000,000 from the Revolving Credit Facility, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.95% plus a SOFR Adjustment plus the relevant SOFR rate. The Fund is also charged a commitment fee on the daily unused balance of the Revolving Credit Facility at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 22, 2027. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2025 to March 31, 2026 were 5.06% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving

24	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

Credit Facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the Revolving Credit Facility. In the event of a default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The Revolving Credit Facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the Revolving Credit Facility as well as commitment fees for any portion of the Revolving Credit Facility not drawn upon at any time during the period. During the six-month period ended March 31, 2026, the Fund incurred interest expense of approximately $3,071,354.
The credit agreement governing the Revolving Credit Facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Revolving Credit Facility.
10.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Convertible Securities Risk:
Convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.
c.  Derivatives Risk (including Options, Futures and Swaps):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
d.  Equity Linked Notes:
The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
e.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
f.  Foreign Securities Risk:
Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of

abrdn World Healthcare Fund	25

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
g.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Adviser, there can be no assurance that a suitable replacement could be found immediately.
h.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
i.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
j.  REIT and Real Estate Risk:
Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments when the Fund invests in REITs.

k.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Valuation Designee may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

26	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

l.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by

abrdn World Healthcare Fund	27

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.
Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology, extensive government regulation, and intense competition. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other

28	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2026

regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cash flows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
n.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
o.  Venture Capital Investments Risk:
The Fund generally invests in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
11.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

abrdn World Healthcare Fund	29

Notes to  Financial Statements (unaudited)  (concluded)
March 31, 2026

12.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2026, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$563,018,373	$123,911,916	$(88,064,597)	$35,847,319
13.  Segment Reporting
Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
14.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09 as of March 31, 2026 with no material impact on the Fund’s financial statements.
15.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of March 31, 2026, other than as noted below.
On April 10, 2026 and May 11, 2026, the Fund announced that it will pay on April 30, 2026 and May 29, 2026 a distribution of $0.1167 per share to all shareholders of record as of April 22, 2026 and May 21, 2026, respectively.

30	abrdn World Healthcare Fund

Dividend Reinvestment and Stock Purchase Plan  (Unaudited)

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Fund. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.
The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connectionwith the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.
Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus $0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account.
Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.
Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
Plan Agent. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn World Healthcare Fund	31

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Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Rose DiMartino
Kathleen Goetz
C. William Maher
Christian Pittard
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of March 31, 2026, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn World Healthcare Fund are traded on the NYSE under the symbol “THW.” Information about the Fund’s net asset value and market price is available at www.aberdeenthw.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn World Healthcare Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

THW-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Oct. 1, 2025 — Oct. 31, 2025)	—	—	—	4,837,104
Month #2 (Nov. 1, 2025 — Nov. 30, 2025)	—	—	—	4,837,104
Month #3 (Dec. 1, 2025 — Dec. 31, 2025)	—	—	—	4,837,104
Month #4 (Jan. 1, 2026 — Jan. 31, 2026)	—	—	—	4,837,104
Month #5 (Feb. 1, 2026 — Feb. 28, 2026)	—	—	—	4,837,104
Month #6 (Mar. 1, 2026 — Mar. 31, 2026)	—	—	—	4,837,104
Total	—	$—	—

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. In September 2025, the Board approved a change to the Program allowing the Fund to purchase, in the open market for a one-year period from October 1, 2025 to September 30, 2026, up to 12% of its outstanding common shares as of September 30, 2025, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the period ended March 31, 2026, the Fund did not repurchase any shares through the Program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2026, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation

Not appliable

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn World Healthcare Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn World Healthcare Fund

Date: June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn World Healthcare Fund

Date: June 8, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Executive Officer of
abrdn World Healthcare Fund

Date: June 8, 2026